SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: February 4, 1999
                        (Date of earliest event reported)


                            NU SKIN ENTERPRISES, INC.
             (Exact name of Registrant as specified in its charter)


             Delaware                1-12421               87-0565309
         (State or other           (Commission          (I.R.S. Employer
         jurisdiction of           File Number)        Identification No.)
          incorporation)

                    75 West Center Street, Provo, Utah 84601
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (801) 345-6100
         (Former name or former address, if changed since last report.)



                    The Index to Exhibits appears on page 4.












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Item 5.  Other Events

      On February 4, 1999, the Registrant announced its intent to acquire Big Planet, Inc., an Internet-based technology company that offers e-commerce and other technology services to consumers in the United States. In addition, the Registrant announced plans to acquire the assets of Nu Skin USA, Inc. (including approximately 600,000 shares of Nu Skin Enterprises stock) and the Registrant's remaining affiliates in Canada, Mexico and Guatemala. Reference is made to the press release issued to the public by the Registrant on February 4, 1999, the text of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

    (c)    Exhibits.

       99.1   Press Release of Nu Skin Enterprises, Inc. dated February 4, 1999.





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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                       NU SKIN ENTERPRISES, INC.



                                       By:    /s/ M. Truman Hunt
                                       Name:  M. Truman Hunt
                                       Title: Vice President and General Counsel


 Dated: February 5, 1999




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                                INDEX TO EXHIBITS

 Exhibit            Description

 99.1               Press Release of Nu Skin Enterprises dated February 4, 1999.


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